                                                                       Exhibit 6



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference made to our firm under the caption "Independent Auditors" and to the use of our report dated February 16, 1999, as to American General Life Insurance Company, in Pre-Effective Amendment No. 1 to the Registration Statement (Form S-6 Nos. 333-80191 and 811-08561) of American General Life Insurance Company.



                                             /s/ ERNST & YOUNG LLP
                                             ----------------------

                                             ERNST & YOUNG LLP



Houston, Texas
August 23, 1999